SUPPLEMENT DATED FEBRUARY 1, 2008

TO THE PROSPECTUSES

(Class A, B, C, F, P, R2 and R3 Shares)

LORD ABBETT INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

The first bullet point in the sections titled “Your Investment – Sales Charges – Class A Share CDSC” and “Your Investment – Sales Charges – Class B Share CDSC and Class C Share CDSC” is replaced with the following:

•                  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, any excess contribution or distribution under Retirement and Benefit Plans, or where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the rules and regulations thereunder (documentation may be required);

These changes are not relevant to Class F, P, R2 and R3 shares, which do not impose a CDSC.

SUPPLEMENT DATED FEBRUARY 1, 2008

TO THE PROSPECTUSES

(Class A, B, C, F, P, R2 and R3 Shares)

LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Lord Abbett Short Duration Income Fund

Effective April 1, 2008:  (1) the maximum front-end sales charge applicable to Class A shares of each of Lord Abbett Floating Rate Fund and Lord Abbett Short Duration Income Fund (collectively, the “Funds”) will be reduced from 3.25% to 2.25%; (2) no front-end sales charge will apply to purchases of each Fund of $500,000 or more; and (3) a contingent deferred sales charge of 1.00% will apply to certain purchases of each Fund of $500,000 or more.  Accordingly, effective April 1, 2008, the table titled “Front-End Sales Charges – Class A Shares” under “Your Investment – Sales Charges – Class A Share Front-End Sales Charges” is replaced with the following for each Fund:

Front-End Sales Charges – Class A Shares

(Floating Rate Fund and Short Duration Income Fund Only)

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	2.25%	2.30%	.9775	2.00
$100,000 to $249,999	1.75%	1.78%	.9825	1.50
$250,000 to $499,999	1.25%	1.26%	.9875	1.00
$500,000 and over	No Sales Charge		1.0000		†

† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.”

Note:  The above percentages may vary for particular investors due to rounding.

Also, effective April 1, 2008, the table titled “Dealer Concession Schedule – Class A Shares (for Certain Purchases Without a Front-End Sales Charge)” under “Your Investment – Financial Intermediary Compensation – Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge” is replaced with the following for each Fund:

Dealer Concession Schedule – Class A Shares

(for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer’s Concession
$500,000 to $4,999,999	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

*  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased.  For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.